U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15 (d)
                     of the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): October 21, 2003


                            GENERAL CABLE CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                              --------------------



         Delaware                         1-12983                 06-1398235
--------------------------------  --------------------------   -----------------
(State or other jurisdiction                                    (I.R.S. Employer
    of incorporation or             (Commission File Number) Identification No.)
       organization)

                              ---------------------



                                4 Tesseneer Drive
                        Highland Heights, Kentucky 41076
                        --------------------------------
           (Address of principal executive offices, including zip code


                                 (859) 572-8000
                -----------------------------------------------
               Registrant's telephone number, including area code


                                 Not Applicable
                 -----------------------------------------------
          (Former name or former address, if changed since last report)





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ITEM 7.  Financial Statements and Exhibits

         (c)      Exhibits

                  99.1 Press Release dated October 21, 2003

ITEM 9.  Regulation FD Disclosure

         In accordance with SEC Release No. 33-8216, the following information is being provided under "Item 12. Results of Operations and Financial Condition."

         On October 21, 2003, the Registrant issued a press release. A copy of the press release is attached as Exhibit 99.1 to this report.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    GENERAL CABLE CORPORATION


      Date:    October 21, 2003     By:       /s/Robert J. Siverd
                                            -----------------------
                                             Robert J. Siverd
                                             Executive Vice President, General
                                             Counsel and Secretary

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